                                                                               .
                                                                               .
                                                                               .
                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                                                Effective Date
----                                                                                                --------------
Schwab International Index Fund -- Investor Shares                                                  July 21, 1993

Schwab International Index Fund -- Select Shares                                                    April 30, 1997

Schwab Small-Cap Index Fund -- Investor Shares                                                      October 14, 1993

Schwab Small-Cap Index Fund -- Select Shares                                                        April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known as Schwab Asset              September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                                                     November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset Director-Balanced Growth      September 25, 1995
Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly known as Schwab Asset        September 25, 1995
Director-Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                                               November 29, 2005

Schwab MarketTrack All Equity Portfolio (formerly known as Schwab Asset Director-Aggressive         April 16, 1998
Growth Fund)

Schwab S&P 500 Index Fund -- Investor Shares                                                        February 28, 1996

Schwab S&P 500 Index Fund -- e.Shares                                                               February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                                                          April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)                                   May 21, 1996

Laudus International MarketMasters Fund -- Investor Shares (formerly known as Schwab                September 2, 1996
International MarketMasters Fund -- Investor Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus International MarketMasters Fund -- Select Shares (formerly known as Schwab                  April 1, 2004
International MarketMasters Fund -- Select Shares, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as Schwab U.S. MarketMasters      October 13, 1996
Fund -- Investor Shares, Schwab MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as Schwab U.S. MarketMasters Fund   June 1, 2004
-- Select Shares, Schwab MarketManager Growth Portfolio and Schwab OneSource Portfolios-Growth
Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus Balanced MarketMasters          October 13, 1996
Fund -- Investor Shares (formerly known as Schwab Balanced MarketMasters Fund -- Investor Shares,
Schwab MarketManager Balanced Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus Balanced MarketMasters            June 1, 2004
Fund -- Select Shares, Schwab Balanced MarketMasters Fund -- Select Shares, Schwab MarketManager
Balanced Portfolio and Schwab OneSource Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known as Schwab Small-Cap          August 3, 1997
MarketMasters Fund -- Investor Shares, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known as Schwab Small-Cap            June 1, 2004
MarketMasters Fund -- Select Shares, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional Select S&P 500 Fund)      October 28, 1998

Schwab Total Stock Market Index Fund -- Investor Shares                                             April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                                               April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services Focus Fund)                    May 15, 2000

Schwab Health Care Fund (formerly known as Health Care Focus Fund)                                  May 15, 2000

Schwab Technology Fund (formerly known as Technology Focus Fund)                                    May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                                                        August 26, 2003

Schwab Hedged Equity Fund -- Select Shares                                                          August 6, 2002

Schwab Small-Cap Equity Fund -- Investor Shares                                                     May 19, 2003

Schwab Small-Cap Equity Fund -- Select Shares                                                       May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                                                      September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                                                        September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                                                       November 16, 2004

Schwab Premier Equity Fund -- Select Shares                                                         November 16, 2004

Schwab Target 2010 Fund                                                                             May 4, 2005

Schwab Target 2020 Fund                                                                             May 4, 2005

Schwab Target 2030 Fund                                                                             May 4, 2005

Schwab Target 2040 Fund                                                                             May 4, 2005

Schwab Retirement Income Fund                                                                       May 4, 2005

Schwab Large Cap Growth Fund -- Investor Shares                                                     May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                                                       May 24, 2005

Schwab Fundamental US Large Company Index Fund                                                      February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                                                  February 28, 2007

Schwab Fundamental International Large Company Index Fund                                           February 28, 2007

                                                SCHWAB CAPITAL TRUST

                                                By: /s/ Jeffrey Mortimer
                                                    --------------------
                                                    Jeffrey Mortimer,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                                CHARLES SCHWAB & CO., INC.

                                                By: /s/ Fred Potts
                                                    --------------------
                                                    Fred Potts,
                                                    Senior Vice President
                                                    Mutual Fund Client Services


Dated as of March 21, 2007

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


 THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                  BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                                     Fee
----                                                                     ---
Schwab International Index Fund -- Investor Shares                       Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab International Index Fund -- Select Shares                         Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab Small-Cap Index Fund--Investor Shares                             Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Small-Cap Index Fund--Select Shares                               Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab MarketTrack Growth Portfolio--Investor Shares (formerly known     Twenty one-hundredths of one percent (0.20%) of the Fund's
as Schwab Asset Director--High Growth Fund)                              average daily net assets

Schwab MarketTrack Growth Portfolio-- P Shares                           Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    Twenty one-hundredths of one percent (0.20%) of the Fund's
Director--Balanced Growth Fund)                                          average daily net assets

Schwab MarketTrack Conservative Portfolio--Investor Shares (formerly     Twenty one-hundredths of one percent (0.20%) of the Fund's
known as Schwab Asset Director--Conservative Growth Fund)                average daily net assets

Schwab MarketTrack Conservative Portfolio--P Shares                      Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab Market Track All Equity Portfolio (formerly known as Schwab       Twenty one-hundredths of one percent (0.20%) of the Fund's
Asset Director--Aggressive Growth Fund)                                  average daily net assets

Schwab S&P 500 Index Fund --Investor Shares                              Twenty one-hundredths of one percent (0.20%) of the class'
                                                                         average daily net assets

Schwab S&P 500 Index Fund -- e.Shares                                    Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab S&P 500 Index Fund --Select Shares                                Five one-hundredths of one percent (0.05%) of the class'
                                                                         average daily net assets

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets.

Laudus International MarketMasters Fund -- Investor Shares (formerly     Twenty one-hundredths of one percent (0.20%) of the Fund's
known as Schwab International MarketMasters Fund -- Investor Shares,     average daily net assets.
MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly       Fifteen one-hundredths of one percent (0.15%) of the Fund's
known as Schwab International MarketMasters Fund -- Select Shares,       average daily net assets
MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as     Twenty one-hundredths of one percent (0.20%) of the Fund's
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab                average daily net assets
MarketManager Growth Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as       Fifteen one-hundredths of one percent (0.15%) of the Fund's
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager    average daily net assets
Growth Portfolio and Schwab OneSource Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus      Twenty one-hundredths of one percent (0.20%) of the Fund's
Balanced MarketMasters Fund -- Investor Shares, Schwab Balanced          average daily net assets
MarketMasters Fund -- Investor Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus        Five one-hundredths of one percent (0.05%) of the Fund's
Balanced MarketMasters Fund -- Select Shares, Schwab Balanced            average daily net assets
MarketMasters Fund --

Select Shares, Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios--Balanced Allocation)

Laudus Small-Cap MarketMasters Fund -- Investor Shares (formerly known   Twenty one-hundredths of one percent (0.20%) of the Fund's
as Schwab Small-Cap MarketMasters Fund -- Investor Shares, Schwab        average daily net assets
MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Laudus Small-Cap MarketMasters Fund -- Select Shares (formerly known     Fifteen one-hundredths of one percent (0.15%) of the Fund's
as Schwab Small-Cap MarketMasters Fund -- Select Shares, Schwab          average daily net assets
MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios--Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as              Five one-hundredths of one percent (0.05%) of the Fund's
Institutional Select S&P 500 Fund)                                       average daily net assets

Schwab Total Stock Market Index Fund -- Investor Shares                  Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Total Stock Market Index Fund -- Select Shares                    Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Financial Services Fund (formerly known as Financial Services     Twenty one-hundredths of one percent (0.20%) of the Fund's
Focus Fund)                                                              average daily net assets

Schwab Health Care Fund (formerly known as Health Care Focus Fund)       Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Technology Fund (formerly known as Technology Focus Fund)         Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor Shares                             Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares                               Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Small-Cap Equity Fund -- Investor Shares                          Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Select Shares                            Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Dividend Equity Fund --                                           Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                                          average daily net assets

Schwab Dividend Equity Fund --                                           Five one-hundredths of one percent (0.05%) of the Fund's
Select Shares Schwab                                                     average daily net assets

Premier Equity Fund --                                                   Twenty one-hundredths of one percent (0.20%) of the Fund's
Investor Shares                                                          average daily net assets

Schwab Premier Equity Fund --                                            Five one-hundredths of one percent (0.05%) of the Fund's
Select Shares                                                            average daily net assets

Schwab Target 2010 Fund                                                  Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2020 Fund                                                  Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2030 Fund                                                  Zero percent (0%) of the Fund's average daily net assets

Schwab Target 2040 Fund                                                  Zero percent (0%) of the Fund's average daily net assets

Schwab Retirement Income Fund                                            Zero percent (0%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Investor Shares                          Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Select Shares                            Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Fundamental US Large Company Index Fund -- Investor Shares        Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Fundamental US Large Company Index Fund -- Select Shares          Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Fundamental US Large Company Index Fund -- Institutional Shares   Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Investor Shares    Twenty one-hundredths of one percent (0.20%) of the Fund's average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Select Shares      Five one-hundredths of one percent (0.05%) of the Fund's
                                                                         average daily net assets

Schwab Fundamental US Small-Mid Company Index Fund -- Institutional      Five one-hundredths of one percent (0.05%) of the Fund's
Shares                                                                   average daily net assets

Schwab Fundamental International Large Company Index Fund -- Investor    Twenty one-hundredths of one percent (0.20%) of the Fund's
Shares                                                                   average daily net assets

Schwab Fundamental International Large Company Index Fund -- Investor    Five one-hundredths of one percent (0.05%) of the Fund's
Shares                                                                   average daily net assets

Schwab Fundamental International Large Company Index Fund --             Five one-hundredths of one percent (0.05%) of the Fund's
Institutional Shares                                                     average daily net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                                                SCHWAB CAPITAL TRUST

                                                By: /s/ Jeffrey Mortimer
                                                    --------------------
                                                    Jeffrey Mortimer,
                                                    Senior Vice President
                                                    and Chief Investment Officer

                                                CHARLES SCHWAB & CO., INC.

                                                By: /s/ Fred Potts
                                                    --------------------
                                                    Fred Potts,
                                                    Senior Vice President
                                                    Mutual Fund Client Services

Dated as of March 21, 2007